Debt	9 Months Ended
Sep. 30, 2014
Debt Disclosure [Abstract]
Debt
10.	Debt

Unsecured Senior Notes

On September 22, 2014 the Company issued $65,000 in aggregate principal amount of 7.5% Senior Notes due September 2019 (the “Senior Notes”) and on October 16, 2014 the Company issued an additional $8,625 aggregate principal amount of Senior Notes when the underwriters partially exercised their option to purchase additional Senior Notes on the same terms and conditions.

All terms mentioned are defined in the indenture.

The Senior Notes will mature on September 15, 2019 and bear interest at a rate of 7.5% per year, payable quarterly on each March 15, June 15, September 15 and December 15, commencing on December 15, 2014. The Senior Notes are redeemable at the Company’s option in whole or in part, at any time on or after September 16, 2016 at a redemption price equal to 100% of the principal amount to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

The Senior Notes are our senior unsecured obligations and rank equally with all of our existing and future senior unsecured and unsubordinated debt and are effectively subordinated to our existing and future secured debt, to the extent of the value of the assets securing such debt, and will be structurally subordinated to all existing and future debt and other liabilities of our subsidiaries. No sinking fund is provided for the Senior Notes. The Senior Notes were issued in minimum denominations of $25.00 and integral multiples of $25.00 in excess thereof and are listed on the New York Stock Exchange under the symbol “SLTB.”

The Senior Notes requires us to comply with certain covenants, including financial covenants; restrictions on consolidations, mergers or sales of assets and prohibitions on paying dividends or returning capital to equity holders if a covenant breach or an event of default has occurred or would occur as a result of such payment. If the Company undergoes a change of control, holders may require us to repurchase for cash all or any portion of their notes at a change of control repurchase price equal to 101% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the change of control purchase date.

The financial covenants include:

•	Net borrowings shall not equal or exceed 70% of total assets.
•	Net worth shall always exceed $500,000.

The outstanding balance at September 30, 2014 was $65,000, which is classified as long-term, and we were in compliance with the financial covenants relating to the Senior Notes as of that date.

Secured Credit Facilities

As of September 30, 2014, the Company has three credit agreements in place, which are collateralized by certain of the Company’s vessels.

On June 27, 2014, the Company signed a $39,600 loan agreement which will be used to finance a portion of the market value of two Kamsarmax vessels which have been delivered to the Company as of September 30, 2014, but were not drawn down at that time. This facility, which is secured by those two Kamsarmax vessels, bears interest at LIBOR plus a margin of 2.925% per annum, bears a commitment fee of 1.17% per annum on the undrawn portion of the facility, and matures on June 27, 2019.

The Company may draw down in two tranches of $19,800, one for each vessel.

On July 29, 2014, the Company signed a $330,000 loan agreement which will be used to finance a portion of the contract price of 16 Ultramax and six Kamsarmax vessels currently under construction for delivery in 2015 and 2016. This facility, which is secured by those vessels, bears interest at LIBOR plus a margin of 2.925% per annum, bears a commitment fee of 1.17% per annum on the undrawn portion of the facility, and matures on July 29, 2021.

The Company may draw down in 22 tranches of $15,000, one for each vessel. For each tranche, repayment is to be made in quarterly installments with the balance due on the maturity date. For each tranche, repayment is to be made in quarterly installments of $313, with the balance due on the maturity date.

On July 30, 2014, the Company signed a loan agreement for up to $67.500 million which will be used to finance a portion of the contract price of two Ultramax and two Kamsarmax vessels currently under construction for delivery in 2015 and 2016. This facility, which is secured by those vessels, bears interest at LIBOR plus a margin of 2.95% per annum, bears a commitment fee of 1.25% per annum on the undrawn portion of the facility, and each tranche matures on earlier of seven years from its drawdown or December 31, 2023.

The Company may draw down tranches of up to $16,350 for each of the two Ultramax vessels and up to $17,400 for each of the two Kamsarmax vessels. For each tranche, repayment is to be made in quarterly installments with the balance due on the maturity date. For the Ultramax tranches, installments are made in 28 quarterly payments of $292 with a balloon installment of $8,174 due with the 28th installment. For the Kamsamax tranches, installments are made in 28 quarterly payments of $311 with a balloon installment of $8,692 due with the 28th installment.

Each of these three credit agreements has the following financial covenants that require us to maintain (based on terms defined in the credit agreements:

•	The ratio of net debt to total capitalization no greater than 0.60 to 1.00.

•	Consolidated tangible net worth no less than $500,000 plus (i) 25% of cumulative positive net income (on a consolidated basis) for each fiscal quarter commencing on or after December 31, 2013 and (ii) 50% of the value of any new equity issues occurring on or after December 31, 2013.

•	The ratio of EBITDA to net interest expense calculated on a trialing four quarter basis of greater than 1.00 to 1.00 from September 30, 2015 to December 31, 2016, 2.00 to 1.00 from January 1, 2017 to December 31, 2017 and 2.50 to 1.00 thereafter.

•	Minimum liquidity of not less than the greater of $50,000 or $850 per owned vessel.